BDO Seidman, LLP                 40 Broad Street, Suite 500
               Accountants and Consultants      Boston, Massachusetts 02109-4307
                                                Telephone: (617) 422-0700
                                                Fax: (617) 422-0909



                                           May 6, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

         We have been furnished with a copy of the response to Item 4 of Form 8-KSB for the event that occured on April 21, 1997, to be filed by our former client, WebSecure, Inc. We agree the statements made in response to that Item insofar as they relate to our Firm.


                                                   Very truly yours,

                                                   BDO Seidman, LLP